Exhibit 32.1
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the accompanying Quarterly Report of TomoTherapy Incorporated (the “Company”), on Form 10-Q for the quarter ended September 30, 2009 (the “Report”), I, Frederick A. Robertson, Chief Executive Officer and President of the Company, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002 that:
1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 6, 2009

/s/ Frederick A. Robertson
Chief Executive Officer and President
TomoTherapy Incorporated